UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report as of May 30, 2001

GENERAL BINDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

Commission File Number 0-2604

36-0887470
(I.R.S. employer identification No.)

One GBC Plaza,
  Northbrook, Illinois  60062
(Address of principal executive offices, including zip code)

(847)  272-3700
(Registrant's telephone number, including area code)

Item 5.  Other Events

                Effective May 30, 2001, Mr. Terry G. Westbrook, Senior Vice President and Chief Financial
                Officer of General Binding Corporation ("GBC") resigned from the company.  GBC has initiated a search to fill this position.

Item 7. Financial Statements and Exhibits

              (a) Exhibit 20 - Other Documents or Statements to Security Holders:

GBC press release dated May 30, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                        GENERAL BINDING CORPORATION

                                                                                                     By:  /s/ Dennis J. Martin
                                                                                                           Dennis J. Martin
                                                                                                           Chairman, President and
                                                                                                           Chief Executive Officer

                                                                                                           June 1, 2001